Exhibit 99.1
AGA Financial Forum
Investor Presentation
May 15-17, 2011

Forward-Looking Statements
All statements other than statements of historical fact are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, ”endeavor”,
“estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions intended to identify forward-looking statements.
Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document.
Forward-looking statements speak only as of the date on which our statement is made, and we assume no duty to update them. More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s
2010 annual report on Form 10-K filed on February 17, 2011.
Robert L. Goocher, Treasurer and VP - Investor Relations
rgoocher@vectren.com
812-491-4080

Management Representatives at AGA
➢ Carl Chapman - Chairman, President and CEO
➢ Jerry Benkert - Executive Vice President and CFO
➢ Robert Goocher - Treasurer & Vice President - Investor Relations
➢ Aaron Musgrave - Manager - Investor Relations

➢ NYSE Symbol: VVC
➢ 8-10% target annual total
 shareholder return
 • Annual dividends paid increased
 51st consecutive year in Dec. 2010
 to annualized rate of $1.38 per
 share
➢ Over 1.1 million utility customers
 in Indiana and Ohio
 • Operate in constructive regulatory
 environments with revenue
 stabilization mechanisms
➢ Well diversified nonutility portfolio
 linked to core utility
➢ ~$4.8 billion in assets
➢ ~$2.1 billion in revenues
➢ ~$2.3 billion market cap
➢ S&P: A-, Moody’s: A3
 Stable outlook for both
Utility Net Income
Consolidated Net Income*
Three Year Average (’08-’10)
Utility
84%
Nonutility
16%
Electric
50%
Gas
50%

* Excludes the 2009 Liberty charge of $11.9 million.
Vectren Corporation Overview

Vectren at a Glance
Vectren
Utility
Vectren
Nonutility
Vectren North
Indiana Gas
Vectren South
SIGECO -
Electric
Vectren South
SIGECO - Gas
Vectren Ohio
VEDO
Infrastructure
Services
Energy
Services
Coal Mining
Energy
Marketing
Miller Pipeline
Energy
Systems Group
Prosperity Mine
Oaktown Mine 1
Oaktown Mine 2
(under development)
ProLiance
Energy **
Vectren
Source
Minnesota
Limited *
** Jointly owned with a
subsidiary of Citizens Energy
Group
* Acquired on 3/31/2011

Looking Ahead - Strategies for 2011 and Beyond
Utility
➢ Execute strategies to consistently achieve annual utility earnings growth target of 3%
 • Earn allowed returns in gas and electric utilities
 – Implement new electric rates from 4/27/11 base rate Order
 – Aggressively manage costs through performance management and strategic sourcing
 – Seek continued support for alternative regulatory solutions that encourage customer conservation and also reduce the size and frequency of traditional base rate cases
 • Disciplined allocation of capital to operate at cash flow neutral
 – Reinvest earnings to support necessary rate base growth
 – Reduce external financing requirements
Nonutility
➢ Continued growth and profitability of existing portfolio of nonutility businesses
 • Increase investments in Infrastructure and Energy Services businesses to drive longer term earnings growth
 – Including Infrastructure Services’ acquisition of Minnesota Limited on March 31, 2011
 • As demand continues to recover, open Oaktown #2 coal mine in 2012 and ramp up to full production
 • Focus on dramatically improving ProLiance’s profitability prospects through customer growth and significant reductions in fixed cost structure

Early 2011 Highlights
➢ 1st Quarter 2011 earnings of $44.6 million, or $0.55 per share, compared to $63.2 million, or $0.78 per share in 2010
 • Consolidated results on plan for the quarter; Consolidated 2011 guidance affirmed
 • Utility results were as expected with solid large customer margins tempered by higher operating expenses from planned maintenance of electric generating units
 • Lower nonutility earnings reflecting lower contributions from ProLiance as expected
 – All nonutility businesses remain on track to meet 2011 expectations
➢ Order for $28.6 million annualized base rate increase received in electric rate case on April
 27, 2011
➢ Successfully priced $150 million of utility related long-term debt in March 2011 at weighted average interest rate of 5.12%
 • Eliminates refinancing risk for 6.625% December 2011 $250 million maturity
 • Remainder to be retired with short-term debt
 • Delayed draw feature matches timing of retirement
➢ Acquisition of Minnesota Limited on 3/31/2011 enhances growth opportunities for
 Infrastructure Services segment
 • Expected to add $0.02-$0.04 to 2011 EPS
➢ Indiana Senate Bill 251 signed by the Governor on 5/10/11; allows for cost recovery outside a base rate proceeding for federally mandated projects and provides for a voluntary clean energy portfolio standard
 • Applies to the integrity, safety, and reliable operation of natural gas pipelines and facilities as well as environmental costs incurred due to EPA rules for both our gas and electric utilities

VECTREN

($ in millions) Base Rate Case	Order Date	Annual Revenue Increase	Rate Base	Return on Equity	Ratemaking Equity Ratio	Rate of Return
Vectren South Electric	4/27/2011	$28.6	$1,296	10.40%	43.46%	7.29%

Electric Base Rate Case - Order on April 27, 2011
➢ Annualized rate increase of $28.6 million based on 10.4% ROE; new rates effective 5/2/11
 • Consistent with 2011 guidance expectation of ~$15-20 million of rate relief, which assumed a partial-
 year impact
➢ Decoupling rate design denied
 • However, separate settlement in place provides opportunity for subsequent filing for lost margin recovery from implementation of energy efficiency programs
➢ Coal contracts remain effective
 • Going forward a Commission review process for future coal procurement will be initiated
➢ Continuation of 50/50 Wholesale Power Marketing sharing above & below the annual base rate level of $7.5 million
 • Previous base level was $10.5 million
➢ Approved deferred depreciation and continued AFUDC accrual on Dense Pack projects (~$35 million investment thru 2013)

Transaction Highlights - Minnesota Limited Acquisition
➢ Consistent with plan to target infrastructure services growth through geographic and market expansion opportunities
 • Net purchase price of $83 million; Closed 3/31/2011
 • Expected to add $0.02-$0.04 to Vectren’s EPS in 2011
 • Provides underground transmission pipeline construction and repair services for natural gas and petroleum companies
 – Complements Miller’s other existing market segments for natural gas, water and wastewater construction, primarily focused on distribution; limited overlap of customers and geography
 – Positions combined company to take advantage of the pipeline construction impacts from shale
 – Brings expanded construction capabilities to Miller’s existing customer base in the
 Marcellus shale basin
 – Minnesota’s location positions them for growth in the Bakken shale basin in North
 Dakota
 • Synergies from the combination expected to result in revenue growth opportunities and efficiencies
 – Combined resources provides ability to compete for larger projects; sharing of equipment and facilities
 • Minnesota’s experienced and well respected management team remains in place (Big Lake,
 MN)
 • See Appendix for additional information on the transaction

2011 EPS Guidance Affirmed
Consolidated: $1.60 to $1.85 per share
 Utility: $1.45 to $1.55 per share
 Nonutility, excl. ProLiance: $0.32 to $0.42 per share
 ProLiance: $(0.20) to $(0.10) per share
➢ Consolidated 2011 EPS guidance midpoint remains at $1.87, excluding ProLiance

Generation Portfolio
➢ 5 Coal-fired base units - 1,000 MW
 • 100% scrubbed for SO2
 • 90% controlled for NOx
 • Combination of pollution controls,
 including fabric filter technology, have the
 co-benefit of removing substantial levels
 of mercury and particulate matter
 • Vectren’s generation fleet investments
 over the past decade have positioned the
 company well to comply with the new EPA
 rules without significant additional
 investment; Indiana SB251 is supportive if
 future investments are necessary
➢ 6 Gas-fired peak-use turbines - 295 MW
➢ Purchased capacity - 100 MW thru 2012
➢ Renewable energy ~ 5%
 • Land-fill gas generation facility - 3 MW
 • Wind energy - up to 80 MW via purchased
 power agreements of ~20 years
The Utility Group
Utility Service Territories
OH
IN
Vectren Utility Holdings, Inc.
Vectren Energy Delivery of Indiana - North
 570,000 Gas Customers
Vectren Energy Delivery of Indiana - South
 142,000 Electric Customers
 111,000 Gas Customers
Vectren Energy Delivery of Ohio
 314,000 Gas Customers

VECTREN

	Gas			Electric
	South	North	Ohio	South
Environmental CWIP Recovery Under SB 29				✓
Recovery of MISO Transmission Investments				✓
Gas Cost and Fuel Cost Recovery	✓	✓	✓	✓
Lost Margin Recovery Mechanisms	✓	✓		*(1)*
Normal Temperature Adjustment (NTA)	✓	✓		
Straight Fixed Variable Rate Design			✓	
Bad Debt Expense - Tracked			✓	
Bad Debt Related to Gas Costs - Tracked	✓	✓		
Unaccounted for Gas - Tracked	✓	✓	✓	
Recovery of Bare Steel/Cast Iron Replacement Costs	✓	✓	✓

Constructive Utility Regulation - Mitigating Risk
➢ Gas Utilities’ Rate Base: ~$1.2 billion
 • ~$0.9 billion Indiana
 • ~$0.3 billion Ohio
 • ~10.2% Total Gas Allowed ROE
(1) Settlement pending which provides for a mechanism to recover margins lost from the company's large commercial and industrial customers associated with implementation of energy efficiency programs. The settlement also provides that margins lost from residential and commercial customers due to energy efficiency programs may be deferred for future recovery under a rate mechanism to be proposed by the company.
➢ Electric Utility Rate Base: ~$1.3 billion
 • All Indiana; Excludes FERC Transmission
 • 10.4% Allowed ROE
➢ FERC Electric Transmission Rate Base: ~$0.1 billion
 • 12.38% Allowed ROE

VECTREN

$ in millions

Utility Capital Expenditures	2010	Forecast 2011	2012	2013	3-Yr Total 2011-2013
Electric Utility	$ 126	$ 105	$ 105	$ 115	$ 325
Gas Utilities	98	115	110	105	330
VUHI Shared Assets & Other	22	25	15	20	60
VUHI Consolidated Cap Ex	$ 246	$ 245	$ 230	$ 240	$ 715
Selected Utility Expenditures (included above)					
Electric Transmission	$ 55	$ 30	$ 30	$ 35	$ 95
Bare Steel/Cast Iron/Riser	25	45	45	40	130
Environmental	10	10	10	5	25

Utility Investments and Cash Flow
➢ Targeting free cash flow neutral in 2011-2013, similar to 2010
 • Depreciation & amortization expense of $190 to $200 million expected through 2013
➢ Favorable regulatory support in recovering capital spend on significant utility expenditures
 • Annual incremental margins expected each year from regulatory mechanisms for current recovery of Ohio bare steel/cast iron (BS/CI) expenditures, and favorable BS/CI accounting treatment in IN
 • Total investment of ~$90 million in high voltage electric transmission line, timely recovered at FERC-approved equity return of 12.38%, with completion in 2012; 2011 earnings to reflect a return on ~$75 million of the total
➢ Utilize cash generated from bonus depreciation to reduce external financing requirements and accelerate funding of pension plans in 2011 ($25 million)
 • Estimate will generate ~$100 million of incremental cash in 2011-2013

VECTREN

Miller Pipeline

MINNESOTA LIMITED, INC.
Pipeline and Station Contractors

Infrastructure Services - Miller Pipeline and Minnesota
Limited
➢ Provides underground pipeline construction and
 repair services for natural gas, water and
 wastewater companies
➢ 2010 gross revenues of ~$235 million
 ($30 million from transmission construction)
➢ Over 1,700 employees
➢ Over 55 years in construction business
➢ Headquartered in Indianapolis, IN
➢ Operates primarily in Midwest, Mid-Atlantic and
 Southern regions
➢ Major customers are regional utilities, such as
 Vectren, NiSource, Duke, LG&E, Alagasco and
 Citizens
➢ Acquired 5 small regional pipeline construction
 companies over past 4 years, expanding location
 and scope of operation
➢ Provides underground pipeline construction
 and repair services for natural gas and
 petroleum transmission companies
➢ 2010 gross revenues of ~$110 million
➢ Nearly 500 employees
➢ Over 45 years in construction business
➢ Headquartered in Big Lake, MN
➢ Operates primarily in Minnesota and
 surrounding states
➢ Major customers include Northern Natural,
 Consumers Energy, Enbridge Energy and
 Minnesota Pipe Line
➢ Management team will remain in place
 • Strong, multi-year retention incentive in
 place for Minnesota’s President

Infrastructure Services - cont.
➢  Significant drivers for future growth include:
 • New and existing customers - more projects as economy continues rebound; availability of bonus depreciation
 – Bare steel/cast iron replacement programs, along with waste water and sewer rehabilitation projects
 – Increased emphasis on growing gas transmission construction business, building off successful
 2010 projects
 – Competing for growing number of new shale gas pipeline infrastructure projects
 – Significant work expected related to gas pipeline infrastructure integrity assessments resulting from San Bruno and other recent incidents
 • Utilization of technology and other workforce improvement measures to drive improved productivity, efficiency and control costs
 • Infrastructure is a focused growth area for Vectren

Energy Services - Energy Systems Group (ESG)
➢ Performance contracting and renewable
 energy project group
 • 2010 revenues of $147 million
 • Record backlog of $122 million at 3/31/11
 • Approx. 235 employees at 3/31/11 and currently
 ramping up hiring to set the stage for future
 growth
➢ Operates primarily in the Midwest, Mid-
 Atlantic and Southern regions, recently
 expanding its territorial reach including Texas,
 Colorado, New Mexico and U.S. Virgin Islands
 • Major customers include hospitals, universities,
 governments and schools (HUGS)
➢ Provides energy-saving performance
 contracting
 • Design facility improvements that pay for
 themselves from energy savings and
 operational improvements
➢ Designs, constructs, manages and owns
 renewable energy projects
 • Successfully completed three landfill gas projects
 • Near-term opportunities include landfill and
 anaerobic digester projects
➢ ESG is partnering with eight gas/electric
 utilities as conservation and renewable
 energy contractor
 • Subcontractor under the federal “area
 wide” contractor mechanism to develop
 energy efficiency conservation projects to
 federal installations
➢ Energy Efficient Commercial Building
 federal income tax deductions (Revenue
 Code 179D) available through 2013

Coal Mining
➢ Mines and sells Indiana coal to Vectren’s utility
 operations and other third parties
 • 2010 revenues of $210 million
 • 750 contract mining jobs with completion of Oaktown
 mines
➢ Competitive location - 13 power plants within 50
 mile radius of underground mines
➢ 2011 sales estimated at 5.1 million tons compared
 to 3.7 million in 2010
 • 90% contracted and priced
 • Reduced costs at Oaktown 1 due to additional volumes
 • ~1.9 million tons to Vectren, incl. 200k deferred
➢ Approximately 40% and 15%, respectively, of
 2012 and 2013 expected production already
 contracted and priced
➢ As 2nd Oaktown mine comes online in 2012,
 production costs per ton expected to decline
 • Will enable cost sharing of investments already
 made in wash plant, rail spur, etc., plus other
 operating efficiencies
➢ Long-term Illinois Basin coal demand expected to
 continue increasing as economy improves,
 inventory levels reduced, scrubbers are installed,
 and as Appalachian production declines
➢ Prosperity Mine
 • 32 million tons of reserves
 • 4.0 lbs SO2 - 11,300 BTU
 • Est. max annual production up to 3 million
 tons
 • Mine reconfiguration was completed 1st
 quarter 2011, driving cost reductions
➢ Oaktown Mines 1 & 2
 • 104 million tons of reserves
 • Less than 6.0 lbs SO2 - 11,200 BTU
 • Est. max annual production
 – Oaktown #1 up to 3 million tons
 – Oaktown #2 up to 2 million tons
 – Ramp up in production dependent on
 contracts, negotiations continue
 • Through December 2010, $185 million in
 development costs already incurred of
 expected $205 million total for both mines

Energy Marketing - ProLiance
➢ Energy marketing affiliate with Vectren (61%)
 and Citizens Energy Group (39%) - equity
 accounting
 • 2010 revenues of $1.5 billion
 • ~100 employees
 • Operates throughout the Midwest & Southeast
 • 46 Bcf of natural gas storage and diverse
 pipeline transportation network under contract
 • Balanced book approach - VaR capped at $2.5
 million
➢ Provides bundled gas services, including base
 load, peaking sales, risk management, and
 other ancillary services
 • Retail services to over 1,700 Commercial and
 industrial customers
 • Wholesale services to utilities, municipals,
 power generators
 • Ranked #2 out of 32 gas marketers in 2010
 Mastio customer satisfaction survey; in top 4
 each of the past 5 years
➢ Indiana regulatory approval received in March 2011 for ProLiance’s continued provision of gas supply services to Vectren’s & Citizens’ utilities for an additional five years, through March 2016
➢ Restructuring of transportation and storage contracts
 • $7 million of annualized fixed demand costs will be dropped in 2011 starting in the second quarter
 • $25 million or one-third of contracts expire over next 3 years, $40 million or half over next 5 years
➢ Growth in commercial and industrial (C&I) customers
 • C&I customer count is up 15% in Q1 2011 vs. Q1 2010
 • C&I and power generation customers’ volumes up 40% in Q1 2011 vs. Q1 2010
➢ Reductions in G&A costs - reductions of over 10% realized in Q1 2011 vs. 2010 (annualized)

Energy Marketing - Vectren Source
➢ Source provides natural gas and other
 related products and services to retail
 customers in the Midwest and Northeast
 • 2010 revenues of $143 million
 • Current staffing of over 50 employees
 • Operates in 7 LDC territories in 3 states -
 Ohio, Indiana and New York, with highest
 customer concentration in Ohio
 • Considering expanding footprint to markets
 in additional states
➢ 4/1/11 customer count of ~255,000, an
 increase of 60,000 year over year
➢ Focus on customer retention with a
 contract renewal rate above 90%
➢ Conservative risk management practices
 • Good mix of fixed and variable price
 customers
➢ Ohio is transitioning to a fully deregulated
 market, providing growth opportunities as
 energy delivery companies exit the
 merchant function of buying natural gas for
 its customers
➢ Developing a residential energy efficiency
 service with a pilot offering available in
 Cleveland under GreenStreet Solutions SM
 • General contractor role in home energy audits
 and complete service to implement
 recommendations
 • Positioned to take advantage of Home Star
 program if approved by Congress
 • Will be expanding into Cincinnati/Dayton
 market in 2011

Summary - Investment Fundamentals
➢ Attractive total shareholder return targeted at 8-10% annually
➢ Over 1.1 million utility customers in Indiana and Ohio
 • Operate in constructive regulatory environments with numerous revenue stabilization mechanisms
 • Utility growth driven by reinvestment of earnings in recoverable infrastructure improvements, increasing large customer demand and implementation of new electric base rates
 • Disciplined management of cap ex and operating expenses
 • Resulting in more predictable earnings growth opportunities and strong cash flow
➢ Well diversified nonutility portfolio linked to core utility
 • Upside earnings opportunity on top of solid utility earnings prospects
 • Long-term growth primarily focused on significant growth in infrastructure and energy services businesses, along with ramp up of coal mines to full production
 • Executing on strategies to grow the Source customer base and return ProLiance to profitability
➢ Stable ‘A’ rated company (both Moody’s & S&P) with strong balance sheet, liquidity, and cash flows
➢ Experienced management team
➢ Attractive dividend
 • 51 consecutive years of increasing annual dividends paid
 • Attractive dividend yield

Appendix

VECTREN

$ in millions, except per share amounts	3 Months Ended Mar 31 2011	2010
Reported Earnings		
Utility Group	**$ 48.6**	**$ 55.4**
Nonutility Group		
Infrastructure Services	(2.9)	(3.0)
Energy Services	(1.4)	(0.3)
Coal Mining	1.6	3.9
Energy Marketing		
ProLiance	(7.5)	3.9
Source	7.1	6.3
Other Businesses	(0.3)	(3.0)
Total Nonutility Group	**(3.4)**	**7.8**
Corporate and Other	(0.6)	-
Vectren Consolidated	**$ 44.6**	**$ 63.2**
Earnings Per Share		
Utility Group	$ 0.59	$ 0.68
Nonutility Group	(0.04)	0.10
Reported EPS	**$ 0.55**	**$ 0.78**
Avg Common Shares Outstanding - Basic	81.7	81.0

Appendix

Consolidated 1st Quarter Results

VECTREN

$ in millions	3 Months Ended Mar 31 2011	3 Months Ended Mar 31 2010
Net Revenue [1]	$ 38.5	$ 29.9
Gross Margin as % of Net Revenue	0%	(4%)
Depreciation and Amortization	$ 2.3	$ 2.2
EBITDA [2]	$ (1.0)	$ (2.1)
Net Income [2]	$ (2.9)	$ (3.0)

Footnote:

1) Net of pass-through costs, including material and subcontractor costs

2) After Allocations

Appendix

Nonutility Metrics - Infrastructure Services

VECTREN

$ in millions	3 Months Ended Mar 31 2011	3 Months Ended Mar 31 2010
Revenue	$ 23.7	$ 24.1
Gross Margin as % of Revenue	24%	25%
EBITDA (1)	$ (2.2)	$ (0.6)
Net Income (1)	$ (1.4)	$ (0.3)
Ending Backlog	$ 122	$ 91
New Contracts	$ 25	$ 42

Footnote:

1) After Allocations

Appendix

Nonutility Metrics - Energy Services

$ in millions, except per ton	3 Months Ended Mar 31 2011	3 Months Ended Mar 31 2010
Revenue	$ 69.4	$ 52.2
Cost of Sales	$ 64.1	$ 44.3
DD&A	$ 8.4	$ 6.8
EBITDA [(1)]	$ 12.1	$ 12.7
Net Income [(1)]	$ 1.6	$ 3.9
Tons Produced	1.1	0.8
Tons Sold	1.3	0.9
Avg Realized Price/Ton (w/o freight)	$ 49.80	$ 53.15
Cost of Sales/Ton (w/o freight)	$ 45.78	$ 44.45

Footnote:

1) After Allocations

Appendix

Nonutility Metrics - Coal Mining

VECTREN

ProLiance *$ in millions*	3 Months Ended Mar 31 **2011**	**2010**
Gross Margin	$ (9.9)	$ 22.7
Margin from Asset Optimization	n/a	82%
EBITDA	$ (17.0)	$ 14.9
Vectren Net Income [(1)]	$ (7.5)	$ 3.9
Firm Storage Capacity (Bcf) - End of Period	46	46

Vectren Source *$ in millions*	3 Months Ended Mar 31 **2011**	**2010**
Margin	$ 14.4	$ 14.4
EBITDA [(1)]	$ 11.4	$ 10.0
Net Income [(1)]	$ 7.1	$ 6.3
Customers	225,000	195,000

Footnote:
1) After allocations

Appendix

Nonutility Metrics - Energy Marketing

Appendix
Vectren’s Acquisition of Minnesota Limited, Inc.
➢ Transaction Highlights
 • On March 31, 2011, Vectren announced that it had acquired Minnesota Limited, Inc. a large diameter natural gas and petroleum transmission pipeline construction contracting business
 – Expected to add $.02 - $.04 to Vectren’s EPS in 2011, net of incremental interest costs
 – Provides additional support for EPS within previously issued range for
 2011 earnings guidance
 – Synergies from the combination expected to result in efficiencies, cost savings and revenue growth opportunities
 – Sharing of equipment and facilities; combined resources provides ability to compete for larger projects; potential consolidation of “back office”
 functions
 – Combined companies expected to generate ~$345 million in revenues and have ~2200 employees
➢ Management
 • Combined Vectren Infrastructure Services organization led by Miller’s Doug Banning as CEO
 • Minnesota’s management team remains in place, headquartered in Big Lake, MN
 • Both management teams have extensive experience and are respected leaders in the industry
 – Chris Leines of Minnesota Limited is incoming president of Pipe Line Contractors Association
 – Kevin Miller of Miller Pipeline is outgoing president of Distribution Contractors Association

Appendix
Vectren’s Acquisition of Minnesota Limited, Inc. (Cont.)
➢ Strategic Rationale for the Acquisition
 • Consistent with Vectren’s plans to target infrastructure services growth through geographic and market expansion opportunities
 – Complements Miller’s other existing market segments for natural gas, water and wastewater construction
 – Provides access to new customer base and geographic territories for both Miller and
 Minnesota Limited
 – Significantly enhances market opportunities for installation of large diameter gas and petroleum pipes and related infrastructure
 – Capitalizes on Minnesota Limited’s strong brand equity, proven management team and great reputation in the transmission pipeline construction industry
 • Anticipated growth in demand for gas transmission construction
 – Driven by increasing onshore drilling and gathering of natural gas and oil as shale basins are developed, with a particular focus on the Marcellus and Bakken basins
 – Expected additional natural gas pipeline regulations creating increased demand for pipeline infrastructure assessment and system upgrades
 • Capture synergies and leverage operational excellence to accelerate performance throughout the combined business units
 – Minnesota’s equipment resources can be more effectively utilized as part of a larger combined entity
 – Will facilitate standardization and capture of synergies for key functional areas across all business units (Accounting, IT, Human Resources, Purchasing, etc.)

Shale Gas Plays, Lower 48 States
Montana Thrust Belt
Cody
Williston Basin
Gammon
Hilliard-Baxter-Mancos
Greater Green River Basin
Uinta Basin
Piceance Basin
Mancos
Hermosa
Paradox Basin
Lewis
San Juan Basin
Pierre
Raton Basin
Excello-Mulky
Cherokee Platform
Woodford
Anadarko Basin
Ardmore Basin
Fayetteville
Arkoma Basin
Palo Duro Basin
Bend
Marfa Basin
Permian Basin
Barnett
Ft. Worth Basin
Barnett-Woodford
Haynesville-Bossier
Texas Louisiana-Mississippi Salt Basin
Maverick Sub-Basin
Pearsall-Eagle Ford
Eagle Ford
Rio Grande Embayment
Forest City Basin
Michigan Basin
Antrim
Illinois Basin
New Albany
Chattanooga
Floyd-Neal
Conasauga
Valley and Ridge Province
Appalachian Basin
Devonian (Ohio)
Marcellus
Utica
Miles
0 100 200 300 400
N
Shale Gas Plays
Basins
Stacked Plays
Shallowest / Youngest
Deepest / Oldest
eia

Source: Energy Information Administration based on data from various published studies.
Updated: March 10, 2010

Miller Pipeline
current
transmission
territory
Minnesota
Limited current
transmission
territory

Appendix
Jointly Capitalizing on Development of Natural Gas and Oil in Shale Basins
➢ Limited overlap of territories
➢ Positioned well to take advantage of the pipeline construction impacts from shale

 Per share earnings contributions of the Utility Group, Nonutility Group, and Corporate and Other
 are presented herein and are non-GAAP measures.  Such per share amounts are based on the earnings contribution of each group included in Vectren’s consolidated results divided by
 Vectren’s basic average shares outstanding during the period.  The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups, but rather represent a direct equity interest in Vectren Corporation's assets and liabilities as a whole.  These non-GAAP measures are used by management to evaluate the performance of individual businesses.  In addition, other items giving rise to period over period variances, such as weather, are presented on an after tax and per share basis.  These amounts are calculated at a statutory tax rate divided by Vectren’s basic average shares outstanding during the period.  Accordingly, management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and in analyzing consolidated period to period changes and the potential for earnings per share contributions in future periods. Reconciliations of the non-GAAP measures to their most closely related GAAP measure of consolidated earnings per share are included throughout the presentation presented.  The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with
 GAAP, and the financial results calculated in accordance with GAAP.
Appendix

Use of Non-GAAP Performance Measures and Per Share Measures